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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-3 (No. 33-27814) and Form S-8 (Nos. 2-87392, 33-23306, 33-35928, and 33-53454) of Union Planters Corporation of our report dated January 20, 1994 appearing on page 34 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.





PRICE WATERHOUSE
Memphis, Tennessee

March 24, 1994